UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

Global X Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary proxy materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

Dear Global X Funds Shareholder:

A special meeting of the shareholders (“Shareholders”) of Global X Funds (the “Trust,” with each series of a Trust referred to as a “Fund”) will be held on August 26, 2024 at 10:00 a.m., Eastern Time, at the offices of the Trust, 605 3rd Avenue, 43rd Floor, New York, NY 10158 (the “Meeting”).

You are receiving this letter because you were a Shareholder of record of at least one Fund as of July 5, 2024 (the “Record Date”). I am writing to ask for your vote at the Meeting on the following proposal, as well as to transact such other business as may properly come before the Meeting or any adjournments thereof:

•	To elect (4) nominees as trustees to the Board of Trustees of the Trust (the “Board”)

The Board has approved, and unanimously recommends that you vote FOR, each trustee nominee.

Detailed information about the proposal is contained in the enclosed materials. Please review and consider the enclosed materials carefully, and then please take a moment to vote.

Attendance at the Meeting will be limited to the Trust’s Shareholders as of the Record Date. Photographic identification, such as a driver’s license or passport, and proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of July 5, 2024, will be required for admission to the Meeting. Whether or not you plan to attend the Meeting in person, your vote is needed. You are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting, even if you no longer hold shares of a Fund. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.

Voting is quick and easy. Everything you need is enclosed. You may vote by: (i) attending the Meeting in person, (ii) signing, dating and mailing your proxy card in the enclosed postage-paid return envelope, (iii) calling the toll-free telephone number listed on your proxy card, or (iv) visiting the website listed on your proxy card and following the instructions provided on the website. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, our proxy solicitor, EQ Fund Solutions, LLC, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting in person.

Thank you for investing with us. Please refer to the “Questions and Answers” in the enclosed proxy materials for a quick guide to the proposal. Should you have any further questions about your account, do not hesitate to contact us at 1-888-GXFund-1 (1-888-493-8631).

Sincerely,

/s/ Ryan O’Connor
Ryan O’Connor

President, Global X Funds

July 12, 2024

i

ii

PROXY MATERIALS

Global X Nasdaq 100® Covered Call ETF

Global X U.S. Infrastructure Development ETF

Global X Uranium ETF

Global X S&P 500® Covered Call ETF

Global X Robotics & Artificial Intelligence ETF

Global X U.S. Preferred ETF

Global X Copper Miners ETF

Global X Artificial Intelligence & Technology ETF

Global X MLP ETF

Global X Lithium & Battery Tech ETF

Global X MLP & Energy Infrastructure ETF

Global X Russell 2000 Covered Call ETF

Global X Silver Miners ETF

Global X S&P 500® Catholic Values ETF

Global X SuperDividend® ETF

Global X Cybersecurity ETF

Global X Conscious Companies ETF

Global X SuperDividend® U.S. ETF

Global X Autonomous & Electric Vehicles ETF

Global X Cloud Computing ETF

Global X 1-3 Month T-Bill ETF

Global X FinTech ETF

Global X MSCI Argentina ETF

Global X Internet of Things ETF

Global X MSCI China Consumer Discretionary ETF

Global X Adaptive U.S. Factor ETF

Global X Variable Rate Preferred ETF

Global X SuperDividend® REIT ETF

Global X MSCI Greece ETF

Global X Emerging Markets Great Consumer ETF

Global X SuperIncomeTM Preferred ETF

Global X Social Media ETF

Global X Emerging Markets Bond ETF

Global X Blockchain ETF

Global X Video Games & Esports ETF

Global X Adaptive U.S. Risk Management ETF

Global X Millennial Consumer ETF

Global X Nasdaq 100® Covered Call & Growth ETF

Global X Genomics & Biotechnology ETF

Global X Dow 30® Covered Call ETF

Global X E-commerce ETF

Global X DAX Germany ETF

Global X S&P 500® Covered Call & Growth ETF

Global X Data Center & Digital Infrastructure ETF

Global X Defense Tech ETF

Global X Aging Population ETF

Global X MSCI Norway ETF

Global X Telemedicine & Digital Health ETF

iii

Global X MSCI SuperDividend® Emerging Markets ETF

Global X CleanTech ETF

Global X MSCI Colombia ETF

Global X FTSE Southeast Asia ETF

Global X Guru® Index ETF

Global X Renewable Energy Producers ETF

Global X Hydrogen ETF

Global X Gold Explorers ETF

Global X Alternative Income ETF

Global X S&P 500® Risk Managed Income ETF

Global X S&P 500® Quality Dividend ETF

Global X Emerging Markets ex-China ETF

Global X Blockchain & Bitcoin Strategy ETF

Global X Thematic Growth ETF

Global X S&P Catholic Values Developed ex-U.S. ETF

Global X India Active ETF

Global X Nasdaq 100® Risk Managed Income ETF

Global X MSCI Vietnam ETF

Global X MSCI SuperDividend® EAFE ETF

Global X Clean Water ETF

Global X Russell 2000 Covered Call & Growth ETF

Global X Disruptive Materials ETF

Global X Information Technology Covered Call & Growth ETF

Global X Solar ETF

Global X AgTech & Food Innovation ETF

Global X Brazil Active ETF

Global X S&P 500® Tail Risk ETF

Global X PropTech ETF

Global X U.S. Cash Flow Kings 100 ETF

Global X Health Care Covered Call & Growth ETF

Global X Wind Energy ETF

Global X Financials Covered Call & Growth ETF

Global X S&P 500 Quality Dividend Covered Call ETF

Global X MLP & Energy Infrastructure Covered Call ETF

Global X Nasdaq 100® Tail Risk ETF

Global X Nasdaq 100 ESG Covered Call ETF

Global X Bitcoin Trend Strategy ETF

Global X Interest Rate Hedge ETF

Global X S&P 500® Collar 95-110 ETF

Global X MSCI Emerging Markets Covered Call ETF

Global X Dow 30® Covered Call & Growth ETF

Global X Nasdaq 100® Collar 95-110 ETF

Global X Interest Rate Volatility & Inflation Hedge ETF

Global X S&P 500 ESG Covered Call ETF

Global X Russell 2000 ETF

each, a series of

GLOBAL X FUNDS

iv

Dear Shareholder:

The enclosed proxy materials relate to a meeting (“Meeting”) of shareholders (“Shareholders”) of the above-listed series (each, a “Fund” and collectively, the “Funds”) of Global X Funds (the “Trust”) to be held at the offices of the Trust at 605 3rd Avenue, 43rd Floor New York, NY 10158 on August 26, 2024 at 10:00 a.m., Eastern time. As a Shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s). This package contains information about the proposal and the materials to reference when voting by mail, telephone, or through the Internet.

At the Meeting, Shareholders of the Trust are being asked to elect nominees (“Nominees”) as trustees (“Trustees”) to the Board of Trustees (the “Board”). If elected, these Nominees would take office immediately after the election. At such time, the Board will consist of the four Nominees, two of whom currently serve as Trustees and were previously elected by the Trust’s Shareholders. The Nominees were chosen in light of, among other reasons, significant industry experience with exchange-traded funds and the financial services industry.

Information about the Nominees for the Board appears in the enclosed Proxy Statement.

The Board unanimously recommends that you vote FOR the proposal.

Voting is quick and easy. Everything you need is enclosed. If you are a Shareholder of record of a Fund on July 5, 2024 (“Record Date”), you are entitled to notice of and to vote at the Meeting and any adjournment of the Meeting, even if you no longer held shares of the Fund after the Record Date. Your vote is important no matter how many shares you own. Voting your shares early will avoid the delay of follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) before mailing it (them) in the postage-paid envelope, or help save time and postage costs by calling the toll free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card(s) and following the instructions. If we do not hear from you, our proxy solicitor, EQ Fund Solutions, LLC (“EQFS”), may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting in person. If you have any questions about the proposal or the voting instructions, please call EQFS at (866) 340-7108. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m., Eastern time.

Sincerely,

/s/ Ryan O’Connor
Ryan O’Connor

President, Global X Funds

July 12, 2024

1

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL.

Below is a brief overview of the subject of the shareholder vote. Your vote is important, no matter how large or small your ETF holdings may be. Please read the full text of the proxy statement (the “Proxy Statement”), which contains additional information about the proposal (the “Proposal”), and keep it for future reference.

QUESTIONS AND ANSWERS

Q. What is the Proposal being considered at the meeting of shareholders?

A. At a meeting (the “Meeting”) of shareholders (“Shareholders”) of the above-listed series (each a “Fund” and collectively, the “Funds”) of Global X Funds (the “Trust”), the Shareholders are being asked to:

-	Elect four nominees (“Nominees”) as trustees (“Trustees”) to the Board of Trustees of the Trust (the “Board”).

Q. Who is being nominated to serve as Trustees?

A. The Nominees for election to serve as Trustees are Ryan O’Connor, Toai Chin, Charles A. Baker and Clifford J. Weber. Mr. O’Connor and Ms. Chin would be new Trustees, while Messrs. Baker and Weber currently serve as Trustees. If the Nominees are elected, it is expected that one of the current Trustees, Susan M. Ciccarone, would tender her resignation such that the Board will consist solely of the four Nominees. The Board has reviewed the qualifications and backgrounds of the Nominees and concluded that the Nominees are experienced in the oversight of investment companies. The Board also considered, among other things, the Nominees’ significant industry experience with exchange-traded funds and the financial services industry.

Q. What role does the Board play? Would each of the Nominees be “independent” Trustees on the Board?

A. Trustees oversee Fund activities, review Fund performance, approve policy changes, and review contractual arrangements with companies that provide services to the Funds. Trustees represent the Shareholders and have an obligation to serve the Shareholders’ best interests. Ms. Chin and Messrs. Baker and Weber are each “independent,” meaning that they have no deemed affiliation with the Funds other than their respective positions on the Board (or proposed position, in the case of Ms. Chin), nor with Global X. Mr. O’Connor is considered an “interested person” as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, as a result of his position as an officer and employee of the Funds’ investment adviser.

Q. How does the Board recommend that I vote in connection with the Proposal for my Fund?

A. After careful consideration, the Board unanimously recommends that you vote “FOR” the approval of the Proposal described in the Proxy Statement.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in one or more of the Funds as of July 5, 2024 (“Record Date”), and have the right to vote on this very important Proposal concerning your investment.

Q. Will my Fund pay for this proxy solicitation?

A. No. The Trust will not bear these costs. The expenses of preparation, printing and mailing of the enclosed proxy cards, the accompanying notices, the Proxy Statement and any other costs associated with the Proxy Statement, including proxy solicitation, will be borne by Global X.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

2

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting described in the Proxy Statement. If you wish to attend the Meeting, please notify our proxy solicitor, EQ Fund Solutions, LLC (“EQFS”), by calling (866) 340-7108. Shareholders of record at the close of business on July 5, 2024, the Record Date, are entitled to attend the Meeting. Eligible Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of July 5, 2024, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is very limited, so persons without proof of ownership and identification will not be admitted. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.

Q. Why may there be more than one proxy card enclosed?

A. If you own shares of more than one Fund, you will receive a separate proxy card for each Fund.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call EQFS at (866) 340-7108. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m., Eastern time.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL
DESCRIBED IN THE PROXY STATEMENT.

3

NOTICE OF MEETING OF SHAREHOLDERS

To be held on August 26, 2024

Global X Nasdaq 100® Covered Call ETF

Global X U.S. Infrastructure Development ETF

Global X Uranium ETF

Global X S&P 500® Covered Call ETF

Global X Robotics & Artificial Intelligence ETF

Global X U.S. Preferred ETF

Global X Copper Miners ETF

Global X Artificial Intelligence & Technology ETF

Global X MLP ETF

Global X Lithium & Battery Tech ETF

Global X MLP & Energy Infrastructure ETF

Global X Russell 2000 Covered Call ETF

Global X Silver Miners ETF

Global X S&P 500® Catholic Values ETF

Global X SuperDividend® ETF

Global X Cybersecurity ETF

Global X Conscious Companies ETF

Global X SuperDividend® U.S. ETF

Global X Autonomous & Electric Vehicles ETF

Global X Cloud Computing ETF

Global X 1-3 Month T-Bill ETF

Global X FinTech ETF

Global X MSCI Argentina ETF

Global X Internet of Things ETF

Global X MSCI China Consumer Discretionary ETF

Global X Adaptive U.S. Factor ETF

Global X Variable Rate Preferred ETF

Global X SuperDividend® REIT ETF

Global X MSCI Greece ETF

Global X Emerging Markets Great Consumer ETF

Global X SuperIncomeTM Preferred ETF

Global X Social Media ETF

Global X Emerging Markets Bond ETF

Global X Blockchain ETF

Global X Video Games & Esports ETF

Global X Adaptive U.S. Risk Management ETF

Global X Millennial Consumer ETF

Global X Nasdaq 100® Covered Call & Growth ETF

Global X Genomics & Biotechnology ETF

Global X Dow 30® Covered Call ETF

Global X E-commerce ETF

Global X DAX Germany ETF

Global X S&P 500® Covered Call & Growth ETF

Global X Data Center & Digital Infrastructure ETF

Global X Defense Tech ETF

Global X Aging Population ETF

Global X MSCI Norway ETF

Global X Telemedicine & Digital Health ETF

4

Global X MSCI SuperDividend® Emerging Markets ETF

Global X CleanTech ETF

Global X MSCI Colombia ETF

Global X FTSE Southeast Asia ETF

Global X Guru® Index ETF

Global X Renewable Energy Producers ETF

Global X Hydrogen ETF

Global X Gold Explorers ETF

Global X Alternative Income ETF

Global X S&P 500® Risk Managed Income ETF

Global X S&P 500® Quality Dividend ETF

Global X Emerging Markets ex-China ETF

Global X Blockchain & Bitcoin Strategy ETF

Global X Thematic Growth ETF

Global X S&P Catholic Values Developed ex-U.S. ETF

Global X India Active ETF

Global X Nasdaq 100® Risk Managed Income ETF

Global X MSCI Vietnam ETF

Global X MSCI SuperDividend® EAFE ETF

Global X Clean Water ETF

Global X Russell 2000 Covered Call & Growth ETF

Global X Disruptive Materials ETF

Global X Information Technology Covered Call & Growth ETF

Global X Solar ETF

Global X AgTech & Food Innovation ETF

Global X Brazil Active ETF

Global X S&P 500® Tail Risk ETF

Global X PropTech ETF

Global X U.S. Cash Flow Kings 100 ETF

Global X Health Care Covered Call & Growth ETF

Global X Wind Energy ETF

Global X Financials Covered Call & Growth ETF

Global X S&P 500 Quality Dividend Covered Call ETF

Global X MLP & Energy Infrastructure Covered Call ETF

Global X Nasdaq 100® Tail Risk ETF

Global X Nasdaq 100 ESG Covered Call ETF

Global X Bitcoin Trend Strategy ETF

Global X Interest Rate Hedge ETF

Global X S&P 500® Collar 95-110 ETF

Global X MSCI Emerging Markets Covered Call ETF

Global X Dow 30® Covered Call & Growth ETF

Global X Nasdaq 100® Collar 95-110 ETF

Global X Interest Rate Volatility & Inflation Hedge ETF

Global X S&P 500 ESG Covered Call ETF

Global X Russell 2000 ETF

each, a series of

GLOBAL X FUNDS

Dated July 12, 2024

5

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 26, 2024:

This proxy statement is available at www.globalxfunds.com.

To the shareholders (the “Shareholders”) of each fund listed above (each, a “Fund” and collectively, the “Funds”), each of which is a separate series of Global X Funds (the “Trust”).

NOTICE IS HEREBY GIVEN that a meeting of Shareholders of each Fund (the “Meeting”) will be held at the offices of the Trust at 605 3rd Avenue, 43rd Floor New York, NY 10158 on August 26, 2024 at 10:00 a.m., Eastern time. At the Meeting, Shareholders will be asked to consider and act upon the following proposal (the “Proposal”), as described in the accompanying proxy statement (“Proxy Statement”):

-	To elect the following four nominees to serve as trustees to the Board of Trustees of the Trust (the “Board”): Ryan O’Connor, Toai Chin, Charles A. Baker and Clifford J. Weber.

YOUR BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

The Proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to vote at the Meeting if you owned shares of any of the Funds at the close of business on July 5, 2024 (“Record Date”). If you attend the Meeting, you may vote your shares in person. Please contact our proxy solicitor, EQ Fund Solutions, LLC, if you plan to attend the Meeting by calling (866) 340-7108. Shareholders of record at the close of business on the Record Date are entitled to attend the Meeting. Eligible Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is very limited, so persons without proof of ownership and identification will not be admitted. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. Whether or not you expect to attend the Meeting in person, we urge you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

YOUR VOTE IS IMPORTANT- PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

By order of the Board.

/s/ Ryan O’Connor
Ryan O’Connor

President, Global X Funds

July 12, 2024

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

SOME SHAREHOLDERS HOLD SHARES IN MORE THAN ONE FUND AND MAY RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

6

PROXY STATEMENT
For

Global X Nasdaq 100® Covered Call ETF

Global X U.S. Infrastructure Development ETF

Global X Uranium ETF

Global X S&P 500® Covered Call ETF

Global X Robotics & Artificial Intelligence ETF

Global X U.S. Preferred ETF

Global X Copper Miners ETF

Global X Artificial Intelligence & Technology ETF

Global X MLP ETF

Global X Lithium & Battery Tech ETF

Global X MLP & Energy Infrastructure ETF

Global X Russell 2000 Covered Call ETF

Global X Silver Miners ETF

Global X S&P 500® Catholic Values ETF

Global X SuperDividend® ETF

Global X Cybersecurity ETF

Global X Conscious Companies ETF

Global X SuperDividend® U.S. ETF

Global X Autonomous & Electric Vehicles ETF

Global X Cloud Computing ETF

Global X 1-3 Month T-Bill ETF

Global X FinTech ETF

Global X MSCI Argentina ETF

Global X Internet of Things ETF

Global X MSCI China Consumer Discretionary ETF

Global X Adaptive U.S. Factor ETF

Global X Variable Rate Preferred ETF

Global X SuperDividend® REIT ETF

Global X MSCI Greece ETF

Global X Emerging Markets Great Consumer ETF

Global X SuperIncomeTM Preferred ETF

Global X Social Media ETF

Global X Emerging Markets Bond ETF

Global X Blockchain ETF

Global X Video Games & Esports ETF

Global X Adaptive U.S. Risk Management ETF

Global X Millennial Consumer ETF

Global X Nasdaq 100® Covered Call & Growth ETF

Global X Genomics & Biotechnology ETF

Global X Dow 30® Covered Call ETF

Global X E-commerce ETF

Global X DAX Germany ETF

Global X S&P 500® Covered Call & Growth ETF

Global X Data Center & Digital Infrastructure ETF

Global X Defense Tech ETF

Global X Aging Population ETF

Global X MSCI Norway ETF

Global X Telemedicine & Digital Health ETF

Global X MSCI SuperDividend® Emerging Markets ETF

7

Global X CleanTech ETF

Global X MSCI Colombia ETF

Global X FTSE Southeast Asia ETF

Global X Guru® Index ETF

Global X Renewable Energy Producers ETF

Global X Hydrogen ETF

Global X Gold Explorers ETF

Global X Alternative Income ETF

Global X S&P 500® Risk Managed Income ETF

Global X S&P 500® Quality Dividend ETF

Global X Emerging Markets ex-China ETF

Global X Blockchain & Bitcoin Strategy ETF

Global X Thematic Growth ETF

Global X S&P Catholic Values Developed ex-U.S. ETF

Global X India Active ETF

Global X Nasdaq 100® Risk Managed Income ETF

Global X MSCI Vietnam ETF

Global X MSCI SuperDividend® EAFE ETF

Global X Clean Water ETF

Global X Russell 2000 Covered Call & Growth ETF

Global X Disruptive Materials ETF

Global X Information Technology Covered Call & Growth ETF

Global X Solar ETF

Global X AgTech & Food Innovation ETF

Global X Brazil Active ETF

Global X S&P 500® Tail Risk ETF

Global X PropTech ETF

Global X U.S. Cash Flow Kings 100 ETF

Global X Health Care Covered Call & Growth ETF

Global X Wind Energy ETF

Global X Financials Covered Call & Growth ETF

Global X S&P 500 Quality Dividend Covered Call ETF

Global X MLP & Energy Infrastructure Covered Call ETF

Global X Nasdaq 100® Tail Risk ETF

Global X Nasdaq 100 ESG Covered Call ETF

Global X Bitcoin Trend Strategy ETF

Global X Interest Rate Hedge ETF

Global X S&P 500® Collar 95-110 ETF

Global X MSCI Emerging Markets Covered Call ETF

Global X Dow 30® Covered Call & Growth ETF

Global X Nasdaq 100® Collar 95-110 ETF

Global X Interest Rate Volatility & Inflation Hedge ETF

Global X S&P 500 ESG Covered Call ETF

Global X Russell 2000 ETF

each, a series of

GLOBAL X FUNDS

Dated July 12, 2024

8

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 26, 2024:

This proxy statement is available at www.globalxfunds.com.

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a meeting (the “Meeting”) of shareholders (“Shareholders”) of the above-listed series of Global X Funds (the “Trust”). Each of the above-listed series of the Trust is referred to as a “Fund” and are collectively referred to as the “Funds.” The Board of Trustees of the Trust (the “Board”) called the Meeting to vote on the following proposal (the “Proposal”), which is described more fully below:

Proposal	Who votes on the Proposal?
Elect four nominees (each a “Nominee” and collectively, the “Nominees”) as trustees (each a “Trustee” and collectively, the “Trustees”) to the Board.	Shareholders of all Funds voting collectively.

The principal office of the Trust is located at 605 3rd Avenue, 43rd Floor New York, NY 10158. You can reach the office of the Trust by telephone by calling 1-888-GXFund-1 (1-888-493-8631). The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Meeting will be held at the offices of the Trust at 605 3rd Avenue, 43rd Floor New York, NY 10158 on August 26, 2024 at 10:00 a.m., Eastern time. Only Trustees, officers of the Trust, Global X Management Company LLC (“Global X”), investment adviser to each Fund, and Shareholders of record on July 5, 2024 (the “Record Date”) will be admitted to the Meeting. Eligible Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a Shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is very limited, so persons without proof of ownership and identification will not be admitted. The Board, on behalf of each Fund, is soliciting these proxies. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. This Proxy Statement is first being sent to Shareholders on or about July 12, 2024.

This Proxy Statement gives you information about the Proposal, and other matters that you should know before voting.

The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Shareholder upon request. Such requests should be directed to the Trust by calling toll free at 1-888-GXFund-1 (1-888-493-8631) or by correspondence addressed to 605 3rd Avenue, 43rd Floor New York, NY 10158. Copies are also available at www.globalxfunds.com. Copies of the annual and semi-annual reports of the Trust are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s (“SEC”) Internet site at www.sec.gov.

Two or more Shareholders of a Fund who share an address might receive only one annual report or Proxy Statement, unless the Trust has received instructions to the contrary. The Trust will promptly send, at no cost, a separate copy of the annual report and/or Proxy Statement to any Shareholder upon request. To request a separate copy of an annual report or the Proxy Statement, Shareholders should contact the Trust at 1-888-GXFund-1 (1-888-493-8631).

TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD(S).

9

PROPOSAL: TO ELECT NOMINEES TO THE BOARD OF TRUSTEES

Shareholders are being asked to elect four Trustees to the Board. The Trust is governed by a Board, which has oversight responsibility for the management of the Trust’s business affairs. Trustees establish procedures and oversee and review the performance of the investment adviser, distributor, and others who perform services for the Trust.

Nominees

The Trustees are responsible for supervising the management of the Trust and serving the best interests of Shareholders. The Nominees were considered by the Nominating and Governance Committee. The Nominating and Governance Committee (comprised of the Independent Trustees (as defined below)) has reviewed the qualifications and backgrounds of, and met with, both Mr. O’Connor and Ms. Chin on June 7, 2024. The Nominating and Governance Committee concluded that Messrs. Baker, Weber and O’Connor and Ms. Chin should be recommended to the Board for nomination as Trustees of the Trust. On June 17, 2024, the Nominating and Governance Committee recommended that the Board nominate each of the Nominees Board selected and the Board nominated each as Nominees for election by the Shareholders of the Trust.

If the Nominees are elected, the Nominees will take office immediately after election. Susan M. Ciccarone, a current Trustee of the Board, is not standing for reelection. Ms. Ciccarone has confirmed that her decision is based on personal business reasons and is not related to any disagreement regarding the Trust’s operations, policies or practices. Upon their election, Ms. Chin would replace Ms. Ciccarone on the Board, and Mr. O’Connor will fill a currently vacant seat. The Nominees were chosen in light of, among other reasons, experience with ETFs and deep industry knowledge regarding ETFs, operations, and financial accounting. Appendix A contains a summary description of the background of the Nominees and related information taken into account by the Board.

The Board considered information provided by the Nominees and concluded with the help of counsel that Ms. Chin and Messrs. Baker and Weber are each not an “interested person,” as defined by Section 2(a)(19) of the 1940 Act (each, an “Independent Trustee” and together, the “Independent Trustees”), and that Mr. O’Connor is an “interested person” of the Funds as defined by Section 2(a)(19) of the 1940 Act as a result of his position as an officer and employee of the Funds’ investment adviser.

If the Nominees are elected, the Board would continue to be chaired by Mr. Baker, an Independent Trustee. The Board would meet periodically throughout the year to oversee the Funds’ activities, including to review the Funds’ performance and oversee potential conflicts that could affect the Funds, and to review the actions of Global X. With respect to its oversight of risk, the Board, through its committees, would rely on reports and information received from various parties, including Global X, internal auditors, the Funds’ and Global X’s Chief Compliance Officer, and the Funds’ outside auditors.

If elected, each Nominee is expected to hold office until his or her death, resignation, or removal and replacement. The Nominees are available to serve and have consented to serve if elected. If a Nominee should become unavailable to serve before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated by the Board’s Nominating and Governance Committee as Nominees.

Selection of Nominees for Trustee

The Board’s Nominating and Governance Committee makes recommendations and may consider Shareholder recommendations for nominations of Trustees. The Nominating and Governance Committee also periodically reviews Independent Trustee compensation. The Nominating and Governance Committee evaluates a candidate’s qualification for Trustee and the independence of such candidate from the Funds’ investment adviser and other principal service providers. Under the current Nominating and Governance Committee charter, pursuant to which the Nominees were selected, the Nominating and Governance Committee may consider all factors it may determine to be relevant to fulfilling the role of being a Trustee. The charter requires, at a minimum, that nominees have substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including the oversight of the Trust and the protection of the interests of the Trust’s shareholders, and a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant. The Nominating and Governance Committee does not have a formal policy regarding diversity, but considers a broad range of attributes and characteristics in evaluating nominees for election to the

10

Board. Currently, Shareholders do not have a right to nominate or recommend nominees for membership to the Board. Should the Board take action in the future to allow Shareholders the right to nominate or recommend nominees for membership on the Board, the Nominating and Governance Committee will ensure that nominees put forth by Shareholders comply with the requirements set forth in the Nominating and Governance Committee charter before the Committee will consider them. A copy of the current Nominating and Governance Committee charter is attached as Appendix B to this Proxy Statement.

The Nominating and Governance Committee met on multiple occasions to evaluate candidates for positions on the Board, including evaluating candidates’ qualifications for Board membership and their independence from Global X, Mirae Asset Global Investments Co., Ltd. (“Mirae”) (of whom the Adviser is an indirect, wholly-owned subsidiary) and their respective affiliates and other Fund service providers, as well as such other information as the Nominating and Governance Committee deemed relevant to its considerations. On June 17, 2024, The Nominating and Governance Committee recommended the Nominees for nomination by the Board, and the Board selected and nominated the Nominees for election by the Shareholders.

Appendix A provides a brief discussion of the specific experience, qualifications, attributes or skills of each Nominee that led the Board to conclude that he or she should serve as a Trustee. Each Nominee’s outside professional experience is also outlined in Appendix A.

Board Meetings and Trustee Compensation

The Board held nine (9) meetings during each of the fiscal years ended October 31, 2023 and November 30, 2023. The Trust does not, in the normal course, hold annual meetings of Shareholders at which Trustees are elected.

No Nominee owns, beneficially or of record, securities issued by Global X, or SEI Investments Distribution Co. (the Funds’ distributor), or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing. The table in Appendix C shows the dollar range of shares of each Fund and the aggregate dollar range of equity securities in all registered investment companies overseen or to be overseen by each Nominee that are in the same family of investment companies. The information is provided as of July 5, 2024.

Each Independent Trustee is compensated by the Trust for serving as Trustee. Ryan O’Connor, an “interested person” of the Trust as that term is defined in the 1940 Act, will not be compensated by the Trust for serving as Trustee. The table in Appendix D shows the compensation that each Trustee received from the Trust during the fiscal years ended October 31, 2023 and November 30, 2023 and the aggregate compensation that each Trustee received from the Trust during that period.

Principal Officers of the Trust

Officers of the Trust are appointed by the Board and serve at the pleasure of the Board. Appendix E identifies the principal officers of the Trust, and provides certain background and related information on each officer.

Standing Committees of the Board

Currently, the Board has two standing committees: the Audit Committee and the Nominating and Governance Committee. Each Committee is comprised of all of the Independent Trustees.

Audit Committee. The purposes of the Audit Committee are to assist the Board in (1) its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (2) its oversight of the Trust’s financial statements and the independent audit thereof; (3) selecting, evaluating and, where deemed appropriate, replacing the independent registered public accounting firm (or nominating the independent registered public accounting firm to be proposed for Shareholder approval in any proxy statement); and (4) evaluating the independence of the independent registered public accounting firm. During the fiscal years ended October 31, 2023 and November 30, 2023, the Audit Committee held three and three meetings respectively. Upon their election each of Messrs. Baker and Weber and Ms. Chin will serve on the Audit Committee.

11

Nominating and Governance Committee. The purposes of the Nominating and Governance Committee are, among other things, to assist the Board in (1) its assessment of the adequacy of the Board’s adherence to industry corporate governance best practices; (2) periodic evaluation of the operation of the Trust and meetings with management of the Trust concerning the Trust’s operations and the application of policies and procedures to the Funds; (3) review, consideration and recommendation to the full Board regarding Independent Trustee compensation; (4) identification and evaluation of potential candidates to fill a vacancy on the Board; and (5) selection from among potential candidates of a nominee to be presented to the full Board for its consideration. During the fiscal years ended October 31, 2023 and November 30, 2023 the Nominating and Governance Committee held two and two meetings, respectively. Upon their election each of Messrs. Baker and Weber and Ms. Chin will serve on the Nominating and Governance Committee.

Independent Auditors of the Trust

Selection of Auditors. For the Trust, the current Audit Committee and the current Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) to serve as the Trust’s independent registered public accounting firm. PwC has previously confirmed to the Trust’s Audit Committee that it is an independent registered accounting firm with respect to the Funds. Representatives of PwC are not expected to be present at the Meeting, but will be available telephonically if necessary.

Audit Fees. Appendix F shows the aggregate fees billed to the Trust for each of the last two fiscal years for professional services rendered by PwC for the audit of the Trust’s annual financial statements and for review of the financial statements included in the Trust’s annual reports or for services that normally are provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees. The Trust was not billed during its last two fiscal years for assurance and related services rendered by PwC that were reasonably related to the audit or review of the Trust’s financial statements but where such services were not reported under “Audit Fees” above.

Tax Fees. Appendix F also shows the aggregate fees billed to the Trust in each of the last two fiscal years for professional services rendered by PwC to the Trust for tax compliance, tax advice, and tax planning. These tax-related fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

Aggregate Non-Audit Fees. During the Trust’s last two fiscal years, PwC did not bill for non-audit services rendered to the Trust and Global X, and any entity controlling, controlled by, or under common control with Global X that provides ongoing services to the Trust.

The Audit Committee has considered whether the provision of non-audit services that were rendered to Global X and any entity controlling, controlled by, or under common control with Global X that provides ongoing services to the Trust, is compatible with maintaining the independence of PwC. The Audit Committee has determined that PwC’s provision of these services is compatible with maintaining PwC’s independence.

All Other Fees. There were no additional fees paid by the Trust or by Global X, or other service providers under common control with Global X during the Trust’s last two fiscal years for products and services provided by PwC, other than the services reported above.

Approval of Services. It is the policy of the Audit Committee to review and pre-approve all auditing and permissible non-auditing services (including fees and terms), to be provided by the Trust’s independent auditor. In approving auditing services, the Audit Committee will review and pre-approve annual audit plans and audit scopes. Permissible non-audit services to be reviewed and pre-approved by the Audit Committee include any professional service provided to a Fund by the independent auditor other than those provided to a Fund in connection with an audit or review of the financial statements of the Fund. The Audit Committee may delegate to one or more of its members authority to pre-approve permissible non-audit services to be provided to the Funds. Any pre-approval determination shall be presented to the full Audit Committee at its next regularly scheduled meeting, and the Audit Committee will communicate any pre-approval made by it or a delegate to the Funds’ investment adviser. All of the fees disclosed

12

above and in Appendix F were approved by the Audit Committee in advance of the performance of such services. The Audit Committee approved the services described under “Tax Fees” above in advance of the performance of such services.

Required Vote

Election of each Nominee to the Board requires a majority of votes cast. The votes of all the shares of the Funds of the Trust will be counted together in determining the results of the voting for the election of the Nominees in the Proposal.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

INFORMATION ABOUT GLOBAL X

Global X is located at 605 3rd Avenue, 43rd Floor New York, NY 10158. Global X currently provides investment advisory services. Ryan O’Connor is the Chief Executive Officer of Global X. Global X is registered as an investment adviser with the SEC. Global X provides services to investment companies, with assets under management totaling approximately $51.7 billion as of July 1, 2024.

The principal executive officers of Global X and their principal occupation, along with their positions with the Trust, are set forth below. The address of each principal executive officer of Global X is 605 3rd Avenue, 43rd Floor New York, NY 10158. The principal officers of the Trust are identified in Appendix E along with certain background and related information.

Name	Title(s) & Principal Occupation with Global X	Title(s) & Principal Occupation with the Trust
Ryan O’Connor	Chief Executive Officer	President
Jasmin Ali	General Counsel	Secretary
Joe Costello	Chief Compliance Officer	Chief Compliance Officer
Alex Ashby	Chief Operating Officer	Chief Operating Officer
Eric Olsen	Chief Financial Officer	Chief Financial Officer and Treasurer and Principal Accounting Officer

GENERAL INFORMATION

Principal Holders of Shares

To the knowledge of the Trust, as of the Record Date, the Trustees, Nominees and officers of the Trust owned in the aggregate less than 1% of the shares of each Fund. Appendix G lists the total shares outstanding of each Fund. Appendix H contains information regarding each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding shares as of July 5, 2024.

Since the beginning of the Funds’ most recently completed fiscal year, no Independent Trustee or Nominee has purchased or sold securities exceeding 1% of the outstanding securities of any class of Global X. As of July 5, 2024, no Independent Trustee or Nominee, or any of their immediate family members, owned beneficially or of record any class of securities of Global X or SEI Investments Distribution Co., or any person directly or indirectly controlling, controlled by or under common control with such entities.

Payment of Solicitation Expenses

Global X will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures, and of all proxy solicitations. These proxy mailing and solicitation expenses are estimated to be approximately $2,714,623. EQ Fund Solutions,

13

LLC, a proxy solicitation firm, has been engaged by Global X to assist in the solicitation of proxies. Global X will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the Shareholders.

Other Service Providers

SEI Investments Distribution Co. is the distributor (also known as principal underwriter) of the shares of the Funds and is located at 1 Freedom Valley Dr., Oaks, Pennsylvania 19456. Brown Brothers Harriman & Co. (“BBH”) and The Bank of New York Mellon (“BNY Mellon”) serve as transfer agent and custodian for the Funds. BBH’s principal address is 50 Post Office Square, Boston, Massachusetts 02110. BNY Mellon’s principal address is 240 Greenwich Street New York, New York 10286. Global X, located at 605 3rd Avenue, 43rd Floor New York, NY 10158, serves as administrator for the Funds and SEI Investments Global Funds Services, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as sub-administrator for the Funds.

Other Business

The Trust knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies consistent with their fiduciary duties as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973).

Communications to the Board

Communications to the Board may be directed to the Trust’s Secretary at 605 3rd Avenue, 43rd Floor New York, NY 10158. Upon receipt any such communications will be promptly provided to each member of the Board.

Submission of a Shareholder Proposal

Under the SEC’s proxy rules, Shareholder proposals that meet certain requirements may be included in the Funds’ proxy material for a particular annual or special Shareholder meeting. However, because the Trust does not hold annual Shareholder meetings, the anticipated date for the next Shareholder meeting, if any, cannot be provided.

You may submit a Shareholder proposal to the Trust’s Secretary at 605 3rd Avenue, 43rd Floor New York, NY 10158. Any such Shareholder proposal must be in good order and comply with all applicable legal requirements and the requirements set forth in the Trust’s By-laws. A Shareholder proposal to be considered for inclusion in the proxy statement at any future Shareholders’ meeting must be submitted a reasonable time before the proxy statement for that meeting is mailed. Submission of a proposal within that timeframe does not guarantee that the proposal will be included in the Trust’s proxy statement.

If a Shareholder wishes to present a proposal at a future Shareholder meeting that is not to be included in the Trust’s proxy statement, the Shareholder must submit the proposal a reasonable time before the proxy statement is mailed; if not, the persons named as proxies may vote the proxies in their discretion with regard to the proposal.

Shareholder Reports

The Trust has previously sent its most recent Annual Report dated October 31, 2023 and/or November 30, 2023, as applicable, to Shareholders. The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Shareholder upon request. Such requests should be directed to the Trust by calling toll free at 1-888-GXFund-1 (1-888-493-8631) or by correspondence addressed to 605 3rd Avenue, 43rd Floor New York, NY 10158. Copies are also available at www.globalxfunds.com. Copies of the annual and semi-annual reports of the Trust are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

14

VOTING INFORMATION

Voting Rights

Only Shareholders owning shares of any of the Funds at the close of business on July 5, 2024 may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. If you are a Shareholder of more than one Fund, you will be voting on the Proposal separately with respect to each Fund in which you hold shares.

Each proxy that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the Funds prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on the Proposal may be deemed to be an instruction to vote FOR each of the Nominees set forth in the Proposal. Broker-dealer firms may, without instructions, give a proxy to vote on routine matters, including the election of the Nominees in the Proposal, if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, but will not be treated as votes cast. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the Meeting. Abstentions and broker-non-votes, if any, will have no effect on the Proposal, which requires a majority of votes cast.

Quorum; Adjournment

For the Trust and each Fund, one-third (33-1/3%) of the outstanding shares entitled to vote, which are present in person or represented by proxy at a Shareholders’ meeting, constitutes a quorum for the transaction of business by Shareholders. A Shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, either in person or by proxy. Notwithstanding the above, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. Any adjournment may be made with respect to any business which might have been transacted at such Shareholders’ meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholders’ meeting prior to adjournment. Written notice need not be given of the adjourned meeting when a Shareholders’ meeting is adjourned to another time or place if such time and place are announced at the meeting, unless (i) a new record date is fixed for the adjourned meeting, or (ii) the adjournment is for more than sixty (60) days after the date of the original meeting. In these circumstances, the Board will give written notice to each Shareholder of record entitled to vote at the new meeting. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD(S).

15

Appendix A

Nominees

The Nominees, along with their principal occupations over the past five years and their affiliations, if any, with the Trust are listed below. If elected, each Nominee serve until his death, resignation or removal and replacement.

Independent Trustee Nominees1

Name, Address, Year of Birth	Position(s) Held with Trust and Length of Service	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in the Funds Complex Overseen by Nominee[2]	Other Directorships/ Trusteeships Held by Nominee During the Past Five Years
Charles A. Baker 605 3rd Avenue, 43rd Floor New York, NY 10158 (1953)	Trustee (since 07/2018)	Chief Executive Officer of Investment Innovations LLC (investment consulting) (since 2013); Managing Director of NYSE Euronext (2003 to 2012)	100 (93 of which are operational)	Trustee of OSI ETF Trust (2016-2022)
Toai Chin 605 3rd Avenue, 43rd Floor New York, NY 10158 (1972)	n/a	Head of Fund Accounting Policy, The Vanguard Group, Inc. (financial institutions) (2013- 2024);[3] Audit Partner, Deloitte & Touche LLP (2007-2013) (audit and advisory services); Assistant Chief Accountant, Division of Investment Management, U.S. Securities and Exchange Commission (2004-2007); Auditor, Deloitte & Touche LLP (1995-2004)	100 (93 of which are operational)	Director, Alumnae Association of The Philadelphia High School for Girls (since 2021); Treasurer and Board Member, On Lok House, Inc. (affordable housing) (since 2021); Treasurer and Board Member, Grandview Condominium Unit Owners Association (since 2021)
Clifford J. Weber 605 3rd Avenue, 43rd Floor New York, NY 10158 (1963)	Trustee (since 07/2018)	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015); Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015)	100 (93 of which are operational)	Chairman and Trustee of Clayton Street Trust (since 2016); Chairman and Trustee of Janus Detroit Street Trust (since 2016); Chairman (since 2024) and Trustee (since 2017) of Clough Global Equity Fund; Chairman (since 2024) and Trustee (since 2017) of Clough Global Dividend and Income Fund; Chairman (since 2024) and Trustee (since 2017) of Clough Global Opportunities Fund; Chairman (2017-2023) and Trustee (2015-2023) of Clough Funds Trust; and Chairman and Trustee of Elevation ETF Trust (2016-2018).
16

Interested Nominee1

Name, Address, Year of Birth	Position(s) Held with Trust and Length of Service	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in the Funds Complex Overseen by Nominee[2]	Other Directorships/ Trusteeships Held by Nominee During the Past Five Years
Ryan O’Connor[4] 605 3rd Avenue, 43rd Floor New York, NY 10158 (1984)	President (since 4/2024)	Chief Executive Officer, GXMC (since 4/2024); Global Head of ETF Product (2021-2024) and Head of Multi-Asset Model Portfolios & ETF Business Strategy, Goldman Sachs Asset Management (2017- 2021)	100 (93 of which are operational)	None

[1]	Each Trustee serves until his or her successor is duly elected or appointed and qualified.
[2]	As of June 6, 2024.
[3]	Ms. Chin announced her retirement from Vanguard Group, Inc. effective as of August 25, 2024.
[4]	Ryan O’Connor is an interested person due to his affiliation with the Funds’ investment adviser.

Following is a summary of each Nominee’s particular professional experience and additional considerations that contributed to or support the Board’s conclusion that an individual should serve as a Trustee:

Charles A. Baker: Mr. Baker has served as a Trustee of the Trust since 2018. He has extensive knowledge of and experience in the financial services industry, including previously serving as Managing Director of NYSE Euronext. Additionally, Mr. Baker has experience serving as an independent director for an ETF trust.

Toai Chin: Ms. Chin has extensive experience in the financial services industry, including as Head of Fund Accounting Policy at a large mutual fund and exchange traded fund provider, and as an Audit Partner at a major accounting firm, and as Assistant Chief Accountant in the U.S. Securities and Exchange Commission’s Division of Investment Management.

Clifford J. Weber: Mr. Weber has served as a Trustee of the Trust since 2018. He has experience previously serving as a senior executive of stock exchanges with responsibilities including ETF and exchange-traded product issues, experience with the structure and operations of ETFs, experience with secondary market transactions involving ETFs, and experience serving as a mutual fund and ETF independent director.

Ryan O’Connor: Mr. O’Connor has extensive knowledge of and experience in the financial services industry, including extensive experience with ETFs obtained at major financial institutions, including as the President and CEO of Global X Management Company, LLC.

17

Appendix B

Global X Funds (“Trust”)

Nominating and Governance Committee Charter

Committee Membership

The Nominating and Governance Committee (“Committee”) of the Trust shall be composed solely of Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust, the investment adviser or principal underwriter of the Trust (“Independent Trustees”).

Appointment of Chairman of the Committee

Once constituted, the Committee shall appoint one of its members to serve as the Chairman the Committee (“Chairman”) to serve until such time that he or she resigns such position, is no longer a member of the Committee or is removed by a majority vote of the members of the Committee or the Independent Trustees. The Committee shall promptly appoint a replacement to fill any vacancy in the position of Chairman.

Assistance of Others

Other members of the Board of Trustees of the Trust (“Board”), while not serving as members the Committee, at the request of the Committee, may assist the Committee in the discharge of its responsibilities. In addition, at the request of the Committee, the investment adviser and other service providers of the Trust may be requested to provide administrative support and other assistance to the Committee.

Mission

The purposes of the Committee are to:

1.	Consider and nominate to the Board candidates for membership on the Board;

2.	Conduct an annual assessment of the effectiveness of the Board and its committees;

3.	Make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Trust and each of its series (“Funds”) and overseeing the management of the Funds;

4.	Consider and oversee the selection and retention of independent legal counsel to the Independent Trustees; and

5.	Review shareholder correspondence to the Board.

Committee Functions

1.	The Committee shall, in the event of any vacancies on or additions to the Board, responsible for (i) identifying and evaluating potential candidates to fill any such vacancy on the Board, including candidates to fill a vacancy for the Audit Committee Financial Expert (“ACFE”); (ii) selecting from among the potential candidates a nominee to be presented to the full Board for its consideration; and (iii) recommending to the Board a nominee to fill any such vacancy. The Committee may seek suggestions for potential Independent Trustee nominees from any party it deems appropriate. For non-Independent Trustees, the Committee shall consider the views and recommendations of Global X Management Company LLC. The Committee shall take the following actions to identify and evaluate the candidate nominees:
a)	The Committee shall consider that, at the time of nomination, a candidate should:
18

i.	have substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including the oversight of the Trust and the protection of the interests of the Trust’s shareholders; and
ii.	have a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant.
b)	The Committee will disqualify nominee candidates that would cause the Trust, as determined by the Committee in consultation with counsel to the Independent Trustees, to be in violation of or not in compliance with:
i.	any applicable law, regulation, or regulatory interpretation;
ii.	the Trust’s organizational documents, or
iii.	any general policy adopted by the Board regarding the percentage of the Board that would be comprised of Independent Trustees.
c)	Currently, shareholders of the Trust do not have a right to nominate or recommend nominees for membership to the Board. Should the Board take action in the future to allow shareholders the right to nominate or recommend nominees for membership on the Board, the Committee will ensure that nominees put forth by shareholders of the Trust comply with the requirements set forth in Appendix A before the Committee will consider them.
d)	In the case of candidates for Independent Trustee positions, the Committee shall evaluate:
i.	each candidate’s independence within the scope of Section 2(a)(19) of the 1940 Act;
ii.	the effect of any relationships beyond those delineated in the 1940 Act that might impair or appear to impair the independence of a prospective Independent Trustee;
iii.	each candidate’s potential contribution in terms of experience and background to the operation of the Board and its committees;
iv.	each candidate’s other commitments and the impact such commitments may have on his/her service to the Trust;
v.	whether a candidate could qualify as an ACFE; and
vi.	any such other factors as the Committee may deem relevant.

2.	The Committee shall coordinate and facilitate an annual evaluation of the effectiveness of the Board and its committees, focusing on both the substantive and procedural aspects of the Board’s operations. The Committee shall determine what aspects of the Board’s operation should be addressed in addition to the evaluation of the Board’s committee structure and consideration of whether the members of the Board have taken on the responsibility for overseeing too many funds. After each annual evaluation, the Committee shall recommend improvements, as appropriate.

3.	The Committee shall review, discuss, and make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Trust and the Funds and overseeing the management the Funds. These may include, but are not limited to, issues relating to:
a)	Composition of the Board, including the size of the Board, the number of Independent Trustees, and the qualifications and representative areas of expertise of the members of the Board.
b)	Activities of members of the Board, including:
i.	guidelines relating to ownership of shares of the Funds by members of the Board;
ii.	continuing education requirements for members of the Board;
iii.	activities that may create the appearance of a conflict of interest for the Independent Trustees; and
iv.	identification of best practices for members of the Board.
c)	Meetings of the Board, including:
i.	frequency of meetings of the Board; and
ii.	Board meeting attendance policies.
d)	Role of the Independent Trustees, including:
i.	the ability of the Independent Trustees to request and obtain certain information from management of the Trust, the investment adviser of the Trust and other service providers for the Trust; and
19

ii.	limitations on the ability of the Independent Trustees to take actions on behalf of the Board or to function in a manner that is independent of the full Board or the investment adviser.
e)	Setting of compensation for the Independent Trustees for:
i.	services as members of the Board; and
ii.	activities as chairperson and members of each committee of the Board.
f)	Role of the committees of the Board, including,
i.	number and composition of each of the committees;
ii.	division of duties and scope of responsibilities among the various committees; and
iii.	need for Board approval of the charter of each committee.
g)	Relationship between the Board and management, including:
i.	oversight of and communication with management;
ii.	coordination with management to ensure that management has developed an appropriate plan to deal with succession and potential crisis management situations; and
iii.	periodically review issues related to the succession of officers of the Trust.

4.	The Committee shall consider and oversee the selection and retention of independent legal counsel to the Independent Trustees in accordance with Rule 0-1(a)(6) under the 1940 Act. In making such selection, the Committee will examine and monitor such legal counsel’s client relationships in order to ascertain legal counsel’s continued independence.

5.	The Committee will review shareholder correspondence to the Board periodically and determine how to respond. Shareholders wishing to send communications to the Board or specific members of the Board will be directed to submit communications only in written form. All such shareholder communications should be sent to the attention of the Trust’s Secretary, at the principal place of business of the Trust in the first instance. The Trust’s Secretary will maintain a copy of any such communication and promptly forward each such communication to the Committee no less frequently than monthly. Other Board members will receive, no less frequently than quarterly, a summary of all shareholder communications received during the prior quarter, which summary shall specifically identify the substance of all such communications.

Powers and Responsibilities

1.	In evaluating nominee candidates, the Committee may interview the nominee candidate references offered by the nominee candidate and any references offered by the nominee candidate, and may use such other legal means as it deems helpful and appropriate. The Committee may also engage one or more third parties to conduct reference and background inquiries on nominee candidates. Each nominee candidate will be asked to complete an eligibility questionnaire that requests such information as may be necessary to determine the individual’s eligibility to serve as a Trustee, his or her status as an “interested person” of the Trust, and his or her relationship with the Trust and the Trust’s service providers, and any other facts that may be required to be disclosed in filings to be made with the Securities and Exchange Commission.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to engage consultants to assist with identification and evaluation of potential Independent Trustees and the authority to utilize counsel and to retain experts or other persons with specific competence at the expense of the Trust. The Committee shall consult with counsel to the Trust concerning the requirements of the 1940 Act applicable to the selection and qualification of Independent Trustees as well as any matters involving shareholder submissions.

3.	The Committee shall have the authority to consult with management of the Trust, the chief compliance officer of the Trust, counsel and other consultants, as appropriate, to discuss legal, regulatory and business issues that are affecting or are expected to affect the mutual fund industry and fund governance with a view to recommending changes to the Board’s and the Trust’s governance practices, as appropriate.

4.	The Committee shall meet periodically or as necessary in connection with any vacancy on or addition to the Board, and otherwise from time to time as it deems appropriate to perform its responsibilities. The Committee is empowered to
20

hold special meetings as circumstances require. The Committee may also act by written consent, to the extent permitted by law and by the Trust’s By-Laws.

5.	The Committee shall prepare and retain minutes of its meetings and appropriate documentation of any decisions made outside of meetings.

6.	The Committee shall review and recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

APPENDIX A

Consideration of Candidates Recommended by Shareholders

Shareholders may submit for the Committee’s consideration, recommendations regarding potential Independent Trustee nominees. Each eligible shareholder or shareholder group may submit no more than one Independent Trustee nominee each calendar year.

In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

○	The nominee must satisfy all qualifications provided herein and in the Trust’s organizational documents, including qualification as a possible Independent Trustee.
○	The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.[1]
○	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or been employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.
○	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.
○	The nominee may not be an executive officer, trustee (or person fulfilling similar functions) of the nominating shareholder, or any member of the nominating shareholder group or of an affiliate of the nominating shareholder, or any such member of the nominating shareholder group.
○	The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee. In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

○	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Trust’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”
○	The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least 2 years.

1 Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

21

Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Committee. This submission should be provided no later than the first calendar quarter of the current year and must include:

○	The shareholder’s contact information;
○	The nominee’s contact information and the number of applicable Trust shares owned by the proposed nominee;
○	All information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and
○	A notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Committee and the Trust’s Board.

It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

22

Appendix C

Fund Share Beneficial Ownership of Nominees

Listed in the table below for each Nominee is the dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen or to be overseen by each Trustee or Nominee that are in the same family of investment companies, as of July 5, 2024.

Name of Nominee	Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Nominee In Family of Investment Companies
Independent Nominees
Toai Chin	None	None	None
Charles A. Baker	Global X Artificial Intelligence & Technology ETF	$1-$10,000	Over $100,000
	Global X Robotics & Artificial Intelligence ETF	$1-$10,000
	Global X CleanTech ETF	$1-$10,000
	Global X Telemedicine & Digital Health ETF	$1-$10,000
	Global X Genomics & Biotechnology ETF	$1-$10,000
	Global X U.S. Infrastructure Development ETF	$10,001-$50,000
	Global X S&P 500 Risk Managed Income ETF	Over $100,000
Clifford J. Weber	None	None	None
Interested Nominee
Ryan O’Connor	None	None	None

23

Appendix D

Trustee Compensation from the Trust

The following table sets forth certain information with respect to the compensation of each Trustee for the fiscal years ended October 31, 2023 and November 30, 2023, unless otherwise indicated:

Name, Title	Annual Aggregate Compensation from the Trust*	Pension or Retirement Benefits	Accrued as Part of Fund Expenses
Charles A. Baker	$190,000	$0	$0
Clifford J. Weber	$190,000	$0	$0

*Information is as of December 31, 2023

Independent Trustee fees are paid from the unitary fee paid to the Adviser by the Funds. All of the Independent Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

24

Appendix E

Principal Officers of the Trust

The principal officers of the Trust as of July 5, 2024, along with their addresses and principal occupations over the past five years are listed below. Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Name, Address and Year of Birth	Position(s) and Year First Appointed to Position for any Fund in the Fund Complex or a Predecessor Thereof	Principal Occupation(s) During Past 5 Years
Ryan O’Connor 605 3rd Avenue, 43rd Floor New York, NY 10158 (1984)	President (since 4/2024)	Chief Executive Officer, GXMC (since 4/2024); Global Head of ETF Product (2021-2024) and Head of Multi-Asset Model Portfolios & ETF Business Strategy, Goldman Sachs Asset Management (2017- 2021)
Jasmin Ali 605 3rd Avenue, 43rd Floor New York, NY 10158 (1983)	Secretary (since 6/2024)	General Counsel, GXMC (since 6/2024); Associate, Simpson Thacher & Bartlett LLP (2021-2024); Associate, Ropes & Gray LLP (2016-2021); Associate, Morgan, Lewis & Bockius LLP (2014-2016)
Joe Costello 605 3rd Avenue, 43rd Floor New York, NY 10158 (1974)	Chief Compliance Officer (since 9/2016)	Chief Compliance Officer, GXMC (since 9/2016)
Alex Ashby 605 3rd Avenue, 43rd Floor New York, NY 10158 (1986)	Chief Operating Officer (since 11/2023)	Chief Operating Officer, GXMC (since 11/2023); Head of Product Development, GXMC (2019-2024); Vice President, Director of Product Development (2015-2018)
Eric Olsen 605 3rd Avenue, 43rd Floor New York, NY 10158 (1970)	Chief Financial Officer and Treasurer and Principal Accounting Officer (since 4/2024)

Head of Finance, GXMC (since 4/2024); Director of Accounting, SEI Investment Manager Services (2021 to 4/2024); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (2013-2021)

Eric Griffith 605 3rd Avenue, 43rd Floor New York, NY 10158 (1969)	Assistant Secretary (since 2/2020)	Counsel, SEI Investments (since 10/2019); Vice President and Assistant General Counsel, JPMorgan Chase & Co. (2012-2018)
25

Appendix F

Auditor Information

The following table shows:

Audit Fees. The aggregate fees billed for each of the last two fiscal years ended October 31 and November 30 for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Trust’s annual financial statements or services that normally are provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years.

Tax Fees. The aggregate fees billed in each of the last two fiscal years ended October 31 and November 30 for professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

Fiscal Year	Audit Fees	Tax Fees*
2023	$1,235,693	$392,972
2022	$1,148,958	$406,447

* Tax Compliance and excise distribution services.

26

Appendix G

Total Shares Outstanding of Each Fund

As of July 5, 2024, the total shares outstanding of each Fund were as follows:

Fund	Outstanding Shares
Global X 1-3 Month T-Bill ETF	4,699,931
Global X Adaptive U.S. Factor ETF	6,810,002
Global X Adaptive U.S. Risk Management ETF	3,770,000
Global X Aging Population ETF	1,950,000
Global X AgTech & Food Innovation ETF	440,000
Global X Alternative Income ETF	3,000,000
Global X Artificial Intelligence & Technology ETF	59,430,002
Global X Autonomous & Electric Vehicles ETF	21,540,002
Global X Bitcoin Trend Strategy ETF	80,000
Global X Blockchain & Bitcoin Strategy ETF	377,123
Global X Blockchain ETF	3,095,860
Global X Brazil Active ETF	140,000
Global X Clean Water ETF	580,000
Global X CleanTech ETF	5,150,000
Global X Cloud Computing ETF	20,720,000
Global X Conscious Companies ETF	17,650,000
Global X Copper Miners ETF	57,199,374
Global X Cybersecurity ETF	26,840,000
Global X Data Center & Digital Infrastructure ETF	5,240,000
Global X DAX Germany ETF	2,200,000
Global X Defense Tech ETF	9,680,000
Global X Disruptive Materials ETF	370,000
Global X Dow 30® Covered Call & Growth ETF	70,000
Global X Dow 30® Covered Call ETF	3,870,000
Global X E-Commerce ETF	2,610,002
Global X Emerging Markets Bond ETF	6,600,000
Global X Emerging Markets ex-China ETF	970,587
Global X Emerging Markets Great Consumer ETF	5,674,586
Global X Financials Covered Call & Growth ETF	100,000
Global X FinTech ETF	11,400,000
Global X FTSE Southeast Asia ETF	2,660,000
Global X Genomics & Biotechnology ETF	9,120,000
Global X Gold Explorers ETF	1,362,054
Global X Guru® Index ETF	960,000
Global X Health Care Covered Call & Growth ETF	110,000
Global X Hydrogen ETF	1,589,895
Global X India Active ETF	590,000
Global X Information Technology Covered Call & Growth ETF	240,000
Global X Interest Rate Hedge ETF	100,000
Global X Interest Rate Volatility & Inflation Hedge ETF	80,000
27

Global X Internet of Things ETF	7,470,000
Global X Lithium and Battery Tech ETF	32,334,628
Global X Millennial Consumer ETF	3,020,000
Global X MLP & Energy Infrastructure Covered Call ETF	100,000
Global X MLP & Energy Infrastructure ETF	31,537,506
Global X MLP ETF	32,598,637
Global X MSCI Argentina ETF	5,224,975
Global X MSCI China Consumer Discretionary ETF	12,660,000
Global X MSCI Colombia ETF	1,759,699
Global X MSCI Emerging Markets Covered Call ETF	80,000
Global X MSCI Greece ETF	4,855,644
Global X MSCI Norway ETF	1,976,111
Global X MSCI SuperDividend EAFE ETF	750,000
Global X MSCI SuperDividend Emerging Markets ETF	1,779,181
Global X MSCI Vietnam ETF	750,000
Global X Nasdaq 100® Collar 95-110 ETF	60,000
Global X Nasdaq 100® Covered Call & Growth ETF	3,480,000
Global X Nasdaq 100® Covered Call ETF	463,360,000
Global X Nasdaq 100 ESG Covered Call ETF	90,000
Global X Nasdaq 100® Risk Managed Income ETF	890,000
Global X Nasdaq 100® Tail Risk ETF	90,000
Global X PropTech ETF	100,000
Global X Renewable Energy Producers ETF	3,700,000
Global X Robotics & Artificial Intelligence ETF	87,520,000
Global X Russell 2000 Covered Call & Growth ETF	310,000
Global X Russell 2000 Covered Call ETF	86,130,000
Global X Russell 2000 ETF	17,820,000
Global X S&P 500® Catholic Values ETF	13,370,000
Global X S&P 500® Collar 95-110 ETF	70,000
Global X S&P 500® Covered Call & Growth ETF	1,970,000
Global X S&P 500® Covered Call ETF	71,380,000
Global X S&P 500 ESG Covered Call ETF	50,000
Global X S&P 500 Quality Dividend Covered Call ETF	100,000
Global X S&P 500® Quality Dividend ETF	810,002
Global X S&P 500® Risk Managed Income ETF	1,880,000
Global X S&P 500® Tail Risk ETF	80,000
Global X S&P Catholic Values Developed ex-U.S. ETF	320,000
Global X Silver Miners ETF	34,857,318
Global X Social Media ETF	3,180,000
Global X Solar ETF	600,000
Global X SuperDividend® ETF	35,129,412
Global X SuperDividend® REIT ETF	10,479,193
Global X SuperDividend® U.S. ETF	35,060,000
Global X SuperIncomeTM Preferred ETF	16,210,000
Global X Telemedicine & Digital Health ETF	4,860,000
Global X Thematic Growth ETF	750,000
28

Global X U.S. Cash Flow Kings 100 ETF	110,000
Global X U.S. Infrastructure Development ETF	199,470,000
Global X U.S. Preferred ETF	117,340,000
Global X Uranium ETF	116,281,666
Global X Variable Rate Preferred ETF	10,640,000
Global X Video Games & Esports ETF	5,330,000
Global X Wind Energy ETF	180,000
29

Appendix H

Principal Holders of the Funds

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants (“DTC Participants”), as of July 5, 2024, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

Global X MSCI Colombia ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	17.87%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	11.99%
State Street Bank & Trust Company 1776 Heritage Drive, North Quincy, MA 02171	9.93%
Brown Brothers Harriman & Co. 525 Washington Blvd., Jersey City, NJ 07310	8.04%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	7.78%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	7.68%
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	6.99%
Goldman, Sachs & Co. LLC 180 Maiden Lane, New York, NY 10038	5.40%

Global X MSCI China Consumer Discretionary ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	24.11%
Euroclear Bank SA/NV 1 Boulevard du Roi Albert II, Brussels, BE 01210	23.67%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.09%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	7.11%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	5.85%

Global X MSCI Norway ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	34.96%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	14.80%
30

RBC Dominion Securities Inc./CDS Commerce Court South, P.O. Box 50, Toronto, Ontario, Canada M5J 2W7	7.26%
Vanguard Marketing Corporation 100 Vanguard Boulevard, Malvern, PA 19355	5.48%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	5.19%

Global X FTSE Southeast Asia ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	22.04%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	14.21%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	11.95%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	6.86%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	6.65%
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	6.02%

Global X MSCI Argentina ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	20.54%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	9.09%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.94%
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	7.51%
Morgan Stanley & Co. LLC 1 Pierrepont Plaza, 5th Floor, Brooklyn, NY 11201-2766	6.60%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	6.53%

Global X MSCI Greece ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	16.62%
State Street Bank & Trust Company 1776 Heritage Drive, North Quincy, MA 02171	11.24%
31

National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.84%
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	8.42%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	7.77%
Brown Brothers Harriman & Co. 525 Washington Blvd., Jersey City, NJ 07310	7.63%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	7.57%

Global X DAX Germany ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	41.63%
Wells Fargo Clearing Services, LLC 1 North Jefferson Ave, St. Louis, MO 63103	17.89%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	12.11%

Global X MSCI Vietnam ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	25.55%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	15.42%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	10.05%
Goldman, Sachs & Co. LLC 180 Maiden Lane, New York, NY 10038	9.01%
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	7.44%
JPMorgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza, Dallas, TX 75254-2916	5.95%
Vanguard Marketing Corporation 100 Vanguard Boulevard, Malvern, PA 19355	5.39%

Global X Copper Miners ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	22.04%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.32%
State Street Bank & Trust Company 1776 Heritage Drive, North Quincy, MA 02171	7.93%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	6.81%
32

HSBC Bank USA, National Association/Clearing 452 Fifth Avenue, New York, NY 10018	6.03%
JPMorgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza, Dallas, TX 75254-2916	5.47%
Brown Brothers Harriman & Co. 525 Washington Blvd., Jersey City, NJ 07310	5.13%

Global X Silver Miners ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	18.40%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	12.22%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	8.59%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	7.29%

Global X Gold Explorers ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	19.32%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	15.84%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	14.08%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	8.75%
Vanguard Marketing Corporation 100 Vanguard Boulevard, Malvern, PA 19355	6.51%

Global X Uranium ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	12.30%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.69%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	8.21%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	8.07%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	5.87%
J.P. Morgan Securities LLC/JPMC 383 Madison Ave, New York, NY 10179	5.61%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	5.23%
33

Global X Lithium & Battery Tech ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	16.38%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	14.69%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	14.52%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	7.20%

Global X SuperDividend® ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	22.63%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	16.66%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	7.36%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	7.15%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	6.21%

Global X Social Media ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
JPMorgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza, Dallas, TX 75254-2916	14.80%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	13.05%
PNC Bank, N.A. 8800 Tinicum Boulevard, Philadelphia, PA 19153-3198	10.32%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	9.76%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	9.44%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	6.08%
34

Global X Guru® Index ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Apex Clearing Corporation 1155 Long Island Ave, Edgewood, NY 11717	38.26%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	11.57%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	8.32%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	6.80%

Global X SuperIncome™ Preferred ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	28.31%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	17.18%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	8.71%
Wells Fargo Clearing Services, LLC 1 North Jefferson Ave, St. Louis, MO 63103	6.36%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	6.35%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	5.26%

Global X SuperDividend® U.S. ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	21.96%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	18.69%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	8.07%
Wells Fargo Clearing Services, LLC 1 North Jefferson Ave, St. Louis, MO 63103	7.37%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	6.59%

Global X MSCI SuperDividend® Emerging Markets ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Goldman Sachs International 133 Peterborough Court, 4th Floor, London, UK ECY A2BB	17.55%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	17.16%
35

HSBC Bank USA, National Association/Clearing 452 Fifth Avenue, New York, NY 10018	13.08%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.88%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	8.29%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	6.28%

Global X SuperDividend® REIT ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	14.62%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	14.12%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	12.56%
JPMorgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza, Dallas, TX 75254-2916	11.96%
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	5.20%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	5.00%

Global X Renewable Energy Producers ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	28.17%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	18.78%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	6.64%
BNYMellon/RE MIDCAP SPDRS 2 Hanson Place 12th floor, Brooklyn, NY 11217	5.90%

Global X S&P 500® Catholic Values ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	21.06%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	16.50%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	8.14%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	7.08%
36

Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	5.99%
Vanguard Marketing Corporation 100 Vanguard Boulevard, Malvern, PA 19355	5.10%

Global X MSCI SuperDividend® EAFE ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	32.76%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	26.11%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	6.44%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	5.09%

Global X E-commerce ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
JPMorgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza, Dallas, TX 75254-2916	43.56%
UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	11.50%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.85%
Axos Clearing LLC 1200 Landmark Center, Suite 800, Omaha, NE 68102-1916	6.94%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	5.35%

Global X S&P Catholic Values Developed ex-U.S. ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	45.03%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	17.89%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	8.07%
RBC Dominion Securities Inc./CDS Commerce Court South, P.O. Box 50, Toronto, Ontario, Canada M5J 2W7	6.76%
37

Global X NASDAQ 100® Collar 95-110 ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	31.18%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	23.11%
Goldman, Sachs & Co. LLC 180 Maiden Lane, New York, NY 10038	17.94%
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	12.03%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.19%

Global X NASDAQ 100® Tail Risk ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	46.66%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	17.81%
Goldman, Sachs & Co. LLC 180 Maiden Lane, New York, NY 10038	8.77%
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	8.14%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	6.84%
Altruist Financial LLC 3030 S La Cienega Blvd, Culver City, CA 90232	6.76%

Global X S&P 500® Collar 95-110 ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	31.72%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	29.87%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	15.10%
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	11.95%

Global X S&P 500® Tail Risk ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	60.30%
Goldman, Sachs & Co. LLC 180 Maiden Lane, New York, NY 10038	11.30%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	7.94%
RBC Dominion Securities Inc./CDS Commerce Court South, P.O. Box 50, Toronto, Ontario, Canada M5J 2W7	6.08%
38

Global X Disruptive Materials

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
BNYMellon/RE MIDCAP SPDRS 2 Hanson Place 12th floor, Brooklyn, NY 11217	44.29%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	16.37%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	9.80%
J.P. Morgan Securities LLC/JPMC 383 Madison Ave, New York, NY 10179	8.09%

Global X S&P 500® Covered Call ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	18.44%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	11.47%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	10.68%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	7.84%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	6.61%
State Street Bank & Trust Company 1776 Heritage Drive, North Quincy, MA 02171	6.48%
Wells Fargo Clearing Services, LLC 1 North Jefferson Ave, St. Louis, MO 63103	5.34%

Global X NASDAQ 100® Covered Call ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	24.90%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	14.27%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	8.97%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	5.40%

Global X Russell 2000 Covered Call ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	25.95%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	14.93%
39

Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	11.22%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	6.76%
Wells Fargo Clearing Services, LLC 1 North Jefferson Ave, St. Louis, MO 63103	5.28%

Global X Nasdaq 100® Covered Call & Growth ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	23.13%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	18.11%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	11.16%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	10.65%

Global X S&P 500® Covered Call & Growth ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	25.49%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	24.37%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	15.00%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	6.90%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	5.84%
Raymond James & Associates, Inc. 880 Carillon Parkway, St. Petersburg, FL 33733-2749	5.03%

Global X NASDAQ 100® Risk Managed Income ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	43.71%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	18.43%
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	7.25%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	5.85%
40

Global X S&P 500® Risk Managed Income ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	25.41%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	24.20%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	15.92%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	8.37%

Global X Dow 30® Covered Call ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	28.73%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	15.70%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	10.62%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	9.68%
Wells Fargo Clearing Services, LLC 1 North Jefferson Ave, St. Louis, MO 63103	8.39%

Global X Russell 2000 Covered Call & Growth ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	29.04%
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	20.51%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	17.73%
Goldman, Sachs & Co. LLC 180 Maiden Lane, New York, NY 10038	13.23%
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	6.54%

Global X Financials Covered Call & Growth ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Goldman, Sachs & Co. LLC 180 Maiden Lane, New York, NY 10038	52.87%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	28.50%
Raymond James & Associates, Inc. 880 Carillon Parkway, St. Petersburg, FL 33733-2749	6.57%
National Bank Financial Inc./CDS 130 Adelaide Street, West, Suite 1400, Toronto, Ontario, Canada M5H 3P5	6.54%
41

Global X Health Care Covered Call & Growth ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	56.96%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	12.11%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	6.91%
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	6.39%

Global X Information Technology Covered Call & Growth ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	33.50%
Wedbush Securities Inc. 1000 Wilshire Boulevard, Los Angeles, CA 90017-2465	19.04%
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	16.49%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.83%

Global X Nasdaq 100 ESG Covered Call ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	50.45%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	31.31%

Global X S&P 500 ESG Covered Call ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	79.62%

Global X Dow 30® Covered Call & Growth ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	75.34%
Goldman, Sachs & Co. LLC 180 Maiden Lane, New York, NY 10038	8.51%

Global X MSCI Emerging Markets Covered Call ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	61.13%
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	26.19%
42

Global X Blockchain & Bitcoin Strategy ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	33.80%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	14.84%
Vanguard Marketing Corporation 100 Vanguard Boulevard, Malvern, PA 19355	11.04%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	7.73%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	5.55%

Global X MLP ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	28.27%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	14.29%
UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	11.68%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	11.29%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	5.88%
Wells Fargo Clearing Services, LLC 1 North Jefferson Ave, St. Louis, MO 63103	5.82%

Global X MLP & Energy Infrastructure ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	33.03%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	16.62%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	12.58%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	8.75%
43

Global X Alternative Income ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	26.53%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	15.91%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	14.07%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	8.95%

Global X Conscious Companies ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Sumitomo Mitsui Trust Bank (U.S.A.) Limited 111 River Street, Hoboken, NJ 07030	74.33%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	14.61%

Global X U.S. Preferred ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	36.83%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	12.30%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	9.07%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	6.56%

Global X S&P 500® Quality Dividend ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	20.18%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	18.59%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	11.53%
BNYMellon/RE MIDCAP SPDRS 2 Hanson Place 12th floor, Brooklyn, NY 11217	9.35%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	7.03%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	6.82%
44

Global X Adaptive U.S. Factor ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	62.77%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	18.90%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	9.72%

Global X Variable Rate Preferred ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	53.17%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	15.30%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.21%

Global X Adaptive U.S. Risk Management ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	56.35%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	37.76%

Global X 1-3 Month T-Bill ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	41.39%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	14.93%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	11.01%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	6.93%

Global X U.S. Cash Flow Kings 100 ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	46.60%
Brown Brothers Harriman & Co. 525 Washington Blvd., Jersey City, NJ 07310	15.04%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	14.21%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.27%
45

Global X Millennial Consumer ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Apex Clearing Corporation 1155 Long Island Ave, Edgewood, NY 11717	21.18%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	19.04%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	11.27%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.21%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	5.03%

Global X Aging Population ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
JPMorgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza, Dallas, TX 75254-2916	31.18%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	16.59%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	13.56%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	12.34%

Global X FinTech ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	13.45%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	9.36%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	8.99%
J.P. Morgan Securities LLC/JPMC 383 Madison Ave, New York, NY 10179	7.90%
PNC Bank, N.A. 8800 Tinicum Boulevard, Philadelphia, PA 19153-3198	6.50%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	5.74%
UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	5.68%
46

Global X Internet of Things ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	26.28%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	13.75%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	12.21%
PNC Bank, N.A. 8800 Tinicum Boulevard, Philadelphia, PA 19153-3198	6.95%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	5.54%

Global X Robotics & Artificial Intelligence ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	15.41%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	13.17%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	9.12%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	8.24%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	7.50%

Global X U.S. Infrastructure Development ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	14.60%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	11.51%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	10.94%
SEI Private Trust Company/C/O/ GWP One Freedom Valley Drive Oaks, PA 19456-9989	9.38%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	9.16%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	7.17%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	6.69%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	6.22%
47

Global X Autonomous & Electric Vehicles ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	17.63%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	14.65%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	12.09%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	5.82%

Global X Artificial Intelligence & Technology ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	15.76%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	14.04%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	11.95%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	6.26%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	5.45%
UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	5.18%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	5.13%

Global X Genomics & Biotechnology ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	18.43%
HSBC Bank USA, National Association/Clearing 452 Fifth Avenue, New York, NY 10018	17.14%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	13.76%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	6.89%

Global X Cloud Computing ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	27.63%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	12.53%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.84%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	7.29%

48

Global X Cybersecurity ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	25.93%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	13.86%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	10.02%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	5.89%

Global X Thematic Growth ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	26.05%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	15.05%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	7.29%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	5.57%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	5.39%

Global X Video Games & Esports ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	16.23%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	13.92%
JPMorgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza, Dallas, TX 75254-2916	9.23%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	9.02%
PNC Bank, N.A. 8800 Tinicum Boulevard, Philadelphia, PA 19153-3198	8.68%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	7.17%
49

Global X Telemedicine & Digital Health ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	28.88%
JPMorgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza, Dallas, TX 75254-2916	25.14%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.50%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	5.36%

Global X CleanTech ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	31.92%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	23.35%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	11.52%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	6.11%

Global X Data Center & Digital Infrastructure ETF (formerly known as the Global X Data Center REITs & Digital Infrastructure ETF)

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	27.75%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	17.48%
JPMorgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza, Dallas, TX 75254-2916	12.06%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	6.66%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	5.91%

Global X Clean Water ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	34.01%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	12.36%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	8.81%
National Bank Financial Inc./CDS 130 Adelaide Street, West, Suite 1400, Toronto, Ontario, Canada M5H 3P5	8.40%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	7.09%

50

Global X AgTech & Food Innovation ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	18.00%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	13.66%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	13.40%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	9.87%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	6.99%
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	6.21%

Global X Blockchain ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	17.01%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	11.54%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	9.66%
BNYMellon/RE MIDCAP SPDRS 2 Hanson Place 12th floor, Brooklyn, NY 11217	8.68%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	7.43%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	5.54%

Global X Hydrogen ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	14.22%
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	14.02%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	13.99%
JPMorgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza, Dallas, TX 75254-2916	12.87%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	12.76%
J.P. Morgan Securities LLC/JPMC 383 Madison Ave, New York, NY 10179	5.07%

51

Global X Solar ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
BNYMellon/RE MIDCAP SPDRS 2 Hanson Place 12th floor, Brooklyn, NY 11217	30.48%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	19.78%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	13.75%
Brown Brothers Harriman & Co. 525 Washington Blvd., Jersey City, NJ 07310	8.73%

Global X Wind Energy ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	34.90%
J.P. Morgan Securities LLC/JPMC 383 Madison Ave, New York, NY 10179	13.67%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	12.83%
Vanguard Marketing Corporation 100 Vanguard Boulevard, Malvern, PA 19355	6.47%
Goldman, Sachs & Co. LLC 180 Maiden Lane, New York, NY 10038	5.81%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	5.38%

Global X PropTech ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	96.55%

Global X Defense Tech ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122gxg	54.82%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	18.11%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	9.98%
52

Global X Emerging Markets Great Consumer ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	43.04%
UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	24.40%
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	7.05%

Global X Emerging Markets ex-China ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	32.54%
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	16.59%
Goldman, Sachs & Co. LLC 180 Maiden Lane, New York, NY 10038	15.52%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	9.18%

Global X Emerging Markets Bond ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
JPMorgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza, Dallas, TX 75254-2916	21.14%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	21.09%
HSBC Bank USA, National Association/Clearing 452 Fifth Avenue, New York, NY 10018	12.99%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	11.84%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	7.57%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	5.51%

Global X Interest Rate Hedge ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Goldman, Sachs & Co. LLC 180 Maiden Lane, New York, NY 10038	34.07%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	21.09%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	18.54%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.48%
J.P. Morgan Securities LLC/JPMC 383 Madison Ave, New York, NY 10179	6.83%
53

Global X Interest Rate Volatility & Inflation Hedge ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	46.84%
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	37.66%
Goldman, Sachs & Co. LLC 180 Maiden Lane, New York, NY 10038	9.03%

Global X Brazil Active ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	70.57%
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	12.20%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	7.94%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	6.73%

Global X India Active ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	37.06%
RBC Dominion Securities Inc./CDS Commerce Court South, P.O. Box 50, Toronto, Ontario, Canada M5J 2W7	21.85%
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	17.44%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	5.24%

Global X MSCI Emerging Markets Covered Call ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	61.13%
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	26.19%

Global X S&P 500 Quality Dividend Covered Call ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	85.23%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	12.86%

54

Global X Russell 2000 Covered Call ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Brown Brothers Harriman and Company/ETF 525 Washington Blvd, Newport Towers, Jersey City, NJ 07310	99.35%

Global X Bitcoin Trend Strategy ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	83.76%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.55%
55

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER’S REGISTRATION PRINTED HERE

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By PHONE when you dial (888) 227-9349 toll-free to reach an automated touchtone voting line

CONTROL NUMBER	123456789101

“Fund Name Here”

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 26, 2024

The undersigned hereby appoints Ryan O’Connor, Joseph Costello, Alex Ashby, Eric Olsen, and Jasmin Ali, and each of them, as proxies of the undersigned, each with the power to appoint his or her substitute, for the Special Meeting of Shareholders of the Fund listed above, a series of Global X Funds (“the Trust”), to be held on August 26, 2024, at 10:00 a.m. Eastern Time, at the offices of the Trust at 605 Third Avenue, 43th Floor, New York, New York 10158 (the “Special Meeting”), and for any adjournment or postponement thereof, to vote, as designated on the reverse side, all shares of the Funds held by the undersigned at the close of business on July 5, 2024.

The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (866) 340-7108. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 26, 2024. The proxy statement for this meeting is available at:
https://vote.proxyonline.com/mirae/docs/proxy.pdf

“Fund Name”

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the proposal below has been proposed by the Board of Trustees.

When properly executed, the proxy will be voted as specified below or “FOR” the proposal if no choice is indicated. The proxy will be voted in the discretion of the above named proxies as to any other matter that may have properly come before the Special Meeting or any adjournment or postponement thereof. Please indicate by filling the appropriate circle below:

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

1.	To elect the following four nominees to serve as members of the Board of Trustees of the Trust (the “Board”)	FOR	AGAINST	ABSTAIN
	1. Ryan O’Connor	¡	¡	¡
	2. Toai Chin	¡	¡	¡
	3. Charles A. Baker	¡	¡	¡
	4. Clifford J. Weber	¡	¡	¡

Your vote is important. If you are unable to attend the Special Meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Special Meeting. You may revoke your proxy card by writing the Secretary of the Fund or by attending the meeting and voting in person.

THANK YOU FOR VOTING